UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2020

HST Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-15303	73-1215433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Research Drive, Hampton, VA		23666
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 766-6100

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 27, 2020, the board of directors of HST Global, Inc. (the “Company”) approved the engagement of Turner, Stone & Company (“Turner Stone”) as the company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2020, effective immediately, and dismissed Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm on April 23, 2020.

We did not consult with Turner Stone regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Sadler Gibb’s reports on our financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there is substantial doubt as to our ability to continue as a going concern.

During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period through April 23, 2020, there were (i) no disagreements (as such term is defined in Item 304 of Regulation S-K) between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Sadler Gibb’s satisfaction, would have caused Sadler Gibb to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for a statement that the Company is not required to have, and Sadler Gibb was not engaged to audit, internal controls over financial reporting.

The Company provided Sadler Gibb with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Sadler Gibb furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Sadler Gibb’s letter dated April 28, 2020, is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Sadler, Gibb, & Associates, LLC dated April 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2020	HST GLOBAL, INC.

/s/ Ron Howell
Name: Ron Howell
Title: Chief Executive Officer